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                                                                     EXHIBIT 4.3

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                                     FORM OF
                              AMENDED AND RESTATED
                                 TRUST AGREEMENT

                                     between

                               CONSECO BANK, INC.,
                                  as Transferor

                   CONSECO FINANCE CREDIT CARD FUNDING CORP.,
                                  as Transferor

                                       and

                            WILMINGTON TRUST COMPANY,
                                as Owner Trustee

                            Dated as of May __, 2001




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                                TABLE OF CONTENTS

                                                                            Page

                                    ARTICLE I
                                   DEFINITIONS

   Section 1.02.  Capitalized Terms............................................1

   Section 1.03.  Other Definitional Provisions................................3

                                   ARTICLE II
                                  ORGANIZATION

   Section 2.01.  Name.........................................................3

   Section 2.02.  Office.......................................................3

   Section 2.03.  Purpose and Powers...........................................4

   Section 2.04.  Appointment of Owner Trustee.................................4

   Section 2.05.  Organizational Expenses......................................4

   Section 2.06.  Declaration of Trust.........................................4

   Section 2.07.  Title to Trust Property......................................5

   Section 2.08.  Situs of Owner Trust.........................................5

   Section 2.09.  Representations and Warranties of the Transferor.............5

   Section 2.10.  Amendment and Restatement....................................6

                                   ARTICLE III
                       BENEFICIAL INTERESTS; CERTIFICATES

   Section 3.01.  Ownership....................................................6

   Section 3.02.  Form of Certificates.........................................6

   Section 3.03.  Authentication of Certificate................................7

   Section 3.04.  Election to Hold Transferors' Interest in
                  Uncertificated Form..........................................7

   Section 3.05.  Transfer of Transferors' Interest............................7

   Section 3.06.  Restrictions on Transfer.....................................8

   Section 3.07.  Mutilated, Destroyed, Lost or Stolen Certificate.............8

                                   ARTICLE IV
                            ACTIONS BY OWNER TRUSTEE

   Section 4.01.  Prior Notice to Owner and Transferor with Respect to
                  Certain Matters..............................................9

   Section 4.02.  Restrictions on Power........................................9

                                    ARTICLE V
                      AUTHORITY AND DUTIES OF OWNER TRUSTEE

   Section 5.01.  General Authority............................................9

   Section 5.02.  General Duties..............................................10

   Section 5.03.  Action Upon Instruction.....................................10

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                                TABLE OF CONTENTS
                                   (continued)

                                                                            Page

   Section 5.04.  No Duties Except as Specified in this Agreement or in Instructions..........................................10

   Section 5.05.  No Action Except under Specified Documents
                  or Instructions.............................................11

   Section 5.06.  Restrictions................................................11

                                   ARTICLE VI
                          CONCERNING THE OWNER TRUSTEE

   Section 6.01.  Acceptance of Trusts and Duties.............................11

   Section 6.02.  Furnishing of Documents.....................................12

   Section 6.03.  Representations and Warranties..............................12

   Section 6.04.  Reliance; Advice of Counsel.................................13

   Section 6.05.  Not Acting in Individual Capacity...........................13

   Section 6.06.  Owner Trustee Not Liable for Certificate,
                  Notes or Receivables........................................13

   Section 6.07.  Owner Trustee May Own Notes.................................14

                                   ARTICLE VII
                          COMPENSATION OF OWNER TRUSTEE

   Section 7.01.  Owner Trustee's Fees and Expenses...........................14

   Section 7.02.  Indemnification.............................................14

   Section 7.03.  Payments to the Owner Trustee...............................14

                                  ARTICLE VIII
                         TERMINATION OF TRUST AGREEMENT

   Section 8.01.  Termination of Trust Agreement..............................15

                                   ARTICLE IX
                          SUCCESSOR OWNER TRUSTEES AND
                           ADDITIONAL OWNER TRUSTEES

   Section 9.01.  Eligibility Requirements for Owner Trustee..................15

   Section 9.02.  Resignation or Removal of Owner Trustee.....................15

   Section 9.03.  Successor Owner Trustee.....................................16

   Section 9.04.  Merger or Consolidation of Owner Trustee....................16

   Section 9.05.  Appointment of Co-Trustee or Separate Trustee...............17

                                    ARTICLE X
                                  MISCELLANEOUS

   Section 10.01. Supplements and Amendments..................................18

   Section 10.02. No Legal Title to Owner Trust Estate in Transferors.........19

   Section 10.03. Limitations on Rights of Others.............................19

   Section 10.04. Notices.....................................................19

   Section 10.05. Severability................................................19

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                                TABLE OF CONTENTS
                                   (continued)

                                                                            Page

   Section 10.06. Separate Counterparts.......................................19

   Section 10.07. Successors and Assigns......................................19

   Section 10.08. Nonpetition Covenants.......................................19

   Section 10.09. No Recourse.................................................20

   Section 10.10. Headings....................................................20

   Section 10.11. Governing Law...............................................20

   Section 10.12. Transferor Payment Obligation...............................20

   Section 10.13. Acceptance of Terms of Agreement............................20

   Section 10.14. Integration of Documents....................................20

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         CONSECO PRIVATE LABEL CREDIT CARD MASTER NOTE TRUST AMENDED AND
RESTATED TRUST AGREEMENT dated as of May __, 2001, between CONSECO BANK, INC., a Utah industrial loan corporation, as a Transferor, CONSECO FINANCE CREDIT CARD FUNDING CORP., a Minnesota corporation, as a Transferor, and WILMINGTON TRUST COMPANY, a Delaware banking corporation, as Owner Trustee.

                                   ARTICLE I

                                   DEFINITIONS

         Section 1.02. Capitalized Terms. For all purposes of this Agreement, the following terms shall have the meanings set forth below:

         "Administration Agreement" means the Administration Agreement dated as of May __, 2001, between the Owner Trustee and the Administrator.

         "Administrator" means Conseco Bank, Inc., or any successor Administrator under the Administration Agreement.

         "Agreement" means this Amended and Restated Trust Agreement relating to the Conseco Private Label Credit Card Master Note Trust, as the same may be amended, modified or supplemented from time to time.

         "Business Trust Statute" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. C.ss.3801 et seq., as the same may be amended from time to time.

         "Certificate" or "Certificates" means, if the Transferors' Interest is then in certificated form, the certificate or certificates evidencing the beneficial interest of the Owners in the Owner Trust, substantially in the form attached hereto as Exhibit A.

         "Certificate of Trust" means the Certificate of Trust in the form attached hereto as Exhibit B which has been filed for the Owner Trust pursuant to Section 3810(a) of the Business Trust Statute.

         "Conseco Bank" means Conseco Bank, Inc., a Utah industrial loan corporation, and its successors and assigns.

         "Corporate Trust Office" means, with respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention:
Corporate Trust Administration, or such other address as the Owner Trustee may designate by notice to the Transferor, or the principal corporate trust office of any successor Owner Trustee (the address of which the successor Owner Trustee will notify the Transferors).

         "Credit Card Funding Corp." means Conseco Credit Card Funding Corp., a Minnesota corporation, and its successors and assigns.

         "Expenses" has the meaning assigned to such term in Section 7.02.

         "Indemnified Parties" has the meaning assigned to such term in Section 7.02.

         "Indenture" means the Master Indenture dated as of May 1, 2001, among the Issuer, the Indenture Trustee and the Servicer, as the same may be amended, supplemented or otherwise modified from time to time.

         "Indenture Trustee" means U.S. Bank Trust National Association, not in its individual capacity, but solely as Indenture Trustee under the Indenture, and any successor Indenture Trustee under the Indenture.

         "Owners" means, collectively, those entities which own the beneficial interest in the Owner Trust as evidenced by being a holder of a Certificate, or if the beneficial interest is not then in certificated form, by being registered on the records of the Owner Trustee as an Owner; Conseco Bank and Credit Card Funding Corp. are the initial Owners and shall be the only Owners until and unless one or both transfers its Transferors' Interest in whole or in part to another entity.

         "Owner Trust" means the trust created by this Agreement and the filing of the Certificate of Trust.

         "Owner Trust Estate" means all right, title and interest of the Owner Trust in and to the property and rights assigned to the Owner Trust pursuant to
Section 2.06 of this Agreement and Section 2.01 of the Transfer and Servicing Agreement, all monies, securities, instruments and other property on deposit from time to time in the Trust Accounts and all other property of the Owner Trust from time to time, including any rights of the Owner Trustee and the Owner Trust pursuant to the Indenture and pursuant to the Transfer and Servicing Agreement.

         "Owner Trustee" means Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as Owner Trustee under this Agreement (unless otherwise specified herein), and any successor Owner Trustee hereunder.

         "Requirements of Law" means, for any Person, the certificate of incorporation or articles of association and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination of an arbitrator or Governmental Authority, in each case applicable to or binding upon such Person or to which such Person is subject, whether federal, state or local (including without limitation, usury laws, the federal Truth in Lending Act and Regulation Z and Regulation B of the Board of Governors of the Federal Reserve System).

         "Responsible Officer" means, when used with respect to the Owner Trustee, any officer assigned to the Corporate Trust Office of the Owner Trustee, including any Vice President, any Assistant Vice President, any Secretary, and Assistant Secretary, any Assistant Treasurer, any Financial Services Officer, any authorized signatory, any trust officer or any other officer of the Owner Trustee customarily performing functions similar to those performed by any of the above designated officers or any agent acting under a power of attorney from the Owner Trustee, having responsibility for the administration of this Agreement, as the case may be, and also, with respect to a particular matter relating to the Owner Trust, any other officer of the Owner Trustee to whom such matter is referred because of such officer's knowledge of and familiarity with such matter. Any notice given to the address and in the manner specified in Section 10.04 hereof shall be deemed to be given to a Responsible Officer.

         "Secretary of State" means the Secretary of State of the State of Delaware.

         "Supplemental Certificate" shall have the meaning set forth in Section 3.05.

         "Supplemental Interest" shall have the meaning set forth in Section
3.05.

         "Transaction Documents" means the Certificate of Trust, this Agreement, the Receivables Purchase Agreements, the Transfer and Servicing Agreement, the Indenture, each Indenture Supplement,

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the Administration Agreement and such other documents and certificates delivered in connection therewith.

         "Transferor" means, individually, and "Transferors" means, collectively, Conseco Bank and Credit Card Funding Corp., each in its capacity as Transferor under the Transfer and Servicing Agreement and hereunder and, in each case, its successors and assigns in such capacity.

         "Transferors' Interest" means the Owners' beneficial interest in the Trust.

         Section 1.03. Other Definitional Provisions. (a) Capitalized terms used herein and not otherwise defined have the meanings assigned to them in the Transfer and Servicing Agreement or, if not defined therein, in the Indenture.

         (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

         (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under GAAP. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under GAAP, the definitions contained in this Agreement or in any such certificate or other document shall control.

         (d) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation."

         (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

                                   ARTICLE II

                                  ORGANIZATION

         Section 2.01. Name. The Owner Trust created hereby shall be known as "Conseco Private Label Credit Card Master Note Trust," in which name the Owner Trust or the Owner Trustee on behalf of the Owner Trust may conduct the business of the Owner Trust, make and execute contracts and other instruments on behalf of the Owner Trust and sue and be sued.

         Section 2.02. Office. The office of the Owner Trust shall be in care of the Owner Trustee at the Corporate Trust Office or at such other address in the State of Delaware as the Owner Trustee may designate by written notice to the Transferors.

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         Section 2.03. Purpose and Powers. The purpose of the Owner Trust is to engage in the following activities:

                  (i) to issue, provide security for and pay the Notes pursuant to the Indenture enter into agreements related to Series Enhancements and make payments related thereto and provide security therefor and to issue, pay and distribute amounts with respect to the Certificates pursuant to this Agreement or otherwise to evidence the rights of the Owners and make distributions to the Owners pursuant to this Agreement; and in connection with the issuance of the Notes to purchase any futures, forward, swap, option contract, interest rate caps or other financial instrument with similar characteristics;

                  (ii) with the proceeds of the sale of the Notes, to acquire the Trust Assets and related property and to pay the Transferors the amounts owed pursuant to Section 2.01 of the Transfer and Servicing Agreement;

                  (iii) to assign, grant, pledge and mortgage the Collateral pursuant to the Indenture and to hold, manage and distribute to the Owners and the Noteholders pursuant to the terms of this Agreement and the Transaction Documents any portion of the Collateral released from the lien of, and remitted to the Trust pursuant to, the Indenture;

                  (iv) to enter into and perform its obligations under the Transaction Documents to which it is to be a party;

                  (v) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

                  (vi) subject to compliance with the Transaction Documents, to engage in such other activities as may be required in connection with conservation of the Collateral and the making of payments to the Noteholders and distributions to the Owners.

The Owner Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of the Transaction Documents.

         Section 2.04. Appointment of Owner Trustee. The Transferors hereby appoint the Owner Trustee as trustee of the Owner Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein.

         Section 2.05. Organizational Expenses. The Transferors shall pay organizational expenses of the Owner Trust as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee.

         Section 2.06. Declaration of Trust. The Owner Trustee hereby declares that it will hold the Owner Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Owner, subject to the obligations of the Owner Trust under the Transaction Documents to which it is a party. It is the intention of the parties hereto that the Owner Trust constitute a business trust under the Business Trust Statute and that this Agreement, together with the Administration Agreement, constitute the governing instrument of such business trust. It is the intention of the parties hereto that, for income and franchise tax purposes, the Owner Trust shall be treated as a security device and disregarded as an entity and its assets shall be treated as owned in whole by the Transferors. The parties hereto agree that they will take no action contrary to the foregoing intention. Effective as of the date hereof, the Owner

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Trustee shall have all rights, powers and duties set forth herein and, to the extent not inconsistent herewith, in the Business Trust Statute with respect to accomplishing the purposes of the Owner Trust.

         Section 2.07. Title to Trust Property. Legal title to all of the Owner Trust Estate shall be vested at all times in the Owner Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Owner Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

         Section 2.08. Situs of Owner Trust. The Owner Trust will be located and administered in the State of Delaware. All bank accounts maintained by the Owner Trustee on behalf of the Owner Trust shall be located in the State of Delaware, the State of Minnesota or the State of New York. The Owner Trust shall not have any employees in any state other than Delaware; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware. Payments will be received by the Owner Trust only in Delaware, Minnesota or New York, and payments will be made by the Owner Trust only from Delaware, Minnesota or New York. The only office of the Owner Trust will be at the Corporate Trust Office in Delaware.

         Section 2.09. Representations and Warranties of the Transferors. Each Transferor hereby represents and warrants to the Owner Trustee that:

         (a) Conseco Bank is a Utah industrial loan corporation duly organized and validly existing in good standing under the laws of the State of Utah; Credit Card Funding Corp. is a Minnesota corporation duly organized and validly existing in good standing under the laws of the State of Minnesota; and each has full corporate power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement and any other Transaction Documents to which it is a party and to perform its obligations as contemplated hereby and thereby.

         (b) Each Transferor is duly qualified to do business and is in good standing (or is exempt from such requirement) in any state required in order to conduct its business, and has obtained all necessary licenses and approvals with respect to such Transferor, in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals would have a material adverse effect on its ability to perform its obligations under this Agreement or any other document related hereto to which such Transferor is a party.

         (c) The execution and delivery of this Agreement and the consummation of the transactions provided for in this Agreement and in the other Transaction Documents to which each Transferor is a party have been duly authorized by such Transferor by all necessary corporate action on its part and each of this Agreement and the other Transaction Documents to which each Transferor is a party will remain, from the time of its execution, an official record of such Transferor; each Transferor has the power and authority to assign the property to be assigned to and deposited with the Trust pursuant to Section 2.01 of the Transfer and Servicing Agreement.

         (d) The execution and delivery of this Agreement, the performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which either Transferor is a party or by which it or any of its properties are bound (other than violations of such indentures, contracts, agreements, mortgages, deeds of trust or other instruments

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which, individually or in the aggregate, would not have a material adverse effect on either Transferor's ability to perform its obligations under this Agreement).

         (e) The execution and delivery of this Agreement, the performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the organizational documents of either Transferor, or any indenture, agreement or other instrument to which either Transferor is a party or by which it is bound; nor result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Transaction Documents); nor violate any law or, to the best of the knowledge of the respective Transferors, any order, rule or regulation applicable to either of the Transferors of any court, federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over either of the Transferors or its properties.

         (f) There are no proceedings or investigations pending or, to the best knowledge of either Transferor, threatened against either Transferor before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality having jurisdiction over either Transferor (i) asserting the invalidity of any of the Transaction Documents to which either Transferor is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by any of the Transaction Documents to which either Transferor is a party, (iii) seeking any determination or ruling that, in the reasonable judgment of either Transferor, would materially and adversely affect the performance by either Transferor of its obligations under the Transaction Documents to which either Transferor is a party, or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of the Transaction Documents to which either Transferor is a party.

         Section 2.10. Amendment and Restatement.This Agreement amends and restates the Trust Agreement dated as of December 22, 2000 among Conseco Bank, Inc., Conseco Finance Credit Card Funding Corp. and Wilmington Trust Company in its entirety.

                                  ARTICLE III

                       BENEFICIAL INTERESTS; CERTIFICATES

         Section 3.01. Ownership. The Transferors' Interest whether in certificated or uncertificated form shall represent an undivided beneficial interest in the Trust Assets subject to the lien of the Notes as provided in the Indenture, including the right to receive Collections with respect to the Receivables and other amounts at the times and in the amounts specified in the Indenture and any Indenture Supplement to be paid to the Transferors on behalf of all holders of the Transferors' Interest including any holders of any Supplemental Certificates or Supplemental Interests. All amounts payable to the Owner Trust under and pursuant to the Transfer and Servicing Agreement, the Indenture and the Indenture Supplements are to be paid to the holders of the Transferors' Interest; provided that to the extent any amounts are then due to the Owner Trustee for Expenses and the Owner Trustee shall have notified the Indenture Trustee and the Transferors of the amount of Expenses which are due to the Owner Trustee, the such amount shall be paid to the Owner Trustee and the balance paid to the holders of the Transferors' Interest. Upon the formation of the Owner Trust, the Transferors shall be the sole beneficial owners of the Owner Trust. The Owners, as provided in Section 3.04, may elect either that the Transferors' Interest be in certificated form or uncertificated form. Upon formation of the Owner Trust, the Transferors' Interest shall be in certificated form.

         Section 3.02. Form of Certificates. If and so long as the Transferors' Interest is in certificated form, the Certificates, including any Supplemental Certificates, shall be issued in registered

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form in substantially the form attached hereto as Exhibit A-1 or Exhibit A-2, as appropriate, and initially registered as provided in Annex 1 to Exhibit A-1 or Exhibit A-2, as appropriate. Each Certificate shall be executed on behalf of the Owner Trust by manual or facsimile signature of a Responsible Officer of the Owner Trustee. A Certificate bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Owner Trust, shall, when duly authenticated pursuant to Section 3.03, be validly issued and entitled to the benefits of this Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of the Certificate or did not hold such offices at the date of authentication and delivery of the Certificate.

         Section 3.03. Authentication of Certificate. Concurrently with the initial assignment of Trust Assets to the Owner Trust pursuant to the Transfer and Servicing Agreement, the Owner Trustee shall cause a single Certificate to be executed on behalf of the Owner Trust, authenticated and delivered to or upon the written order of the Transferors. No Certificate shall not entitle its holder to any benefit under this Agreement, or be valid for any purpose, unless there shall appear on the Certificate a certificate of authentication substantially in the form set forth in Exhibit A, executed by the Owner Trustee or the Owner Trustee's authentication agent, by manual signature; such authentication shall constitute conclusive evidence that the Certificate shall have been duly authenticated and delivered hereunder. Each Certificate shall be dated the date of its authentication.

         Section 3.04. Election to Hold Transferors' Interest in Uncertificated Form. The Transferors may at any time elect that the Transferors' Interest be held in uncertificated form or if in uncertificated form, may elect to hold the Transferors' Interest in certificated form. To make such election, all Transferors and, if any Supplemental Certificates or Supplemental Interests are then outstanding, all holders of the Supplemental Certificates or Supplemental Interests, shall deliver to the Owner Trustee a written statement to the effect that each Transferor and each holder of a Supplemental Certificate elects to have the Transferors' Interest, if then in certificated form, be in uncertificated form or vice versa.

         In connection with such election, if the Transferors' Interest is then in certificated form, the Transferors shall deliver to the Owner Trustee the Certificate then held by the Transferors for cancellation and if any Supplemental Certificates are then outstanding, the holders of the Supplemental Certificates shall deliver the Supplemental Certificates to the Owner Trustee for cancellation. The Transferors shall thereupon direct the Owner Trustee in writing to register the Transferors' Interest to the Transferors and to the holder of any Supplemental Certificates in the same amounts as represented by the Certificate and any Supplemental Certificates delivered for cancellation. The instructions delivered by the Transferors to the Owner Trustee shall specify which percentage of the Transferors' Interest shall be registered to the Transferors which to the holders of the surrendered Supplemental Certificates, if any.

         If the Transferors' Interest is in uncertificated form, each of the Transferors and the holder of any Supplemental Interest shall deliver to the Owner Trustee registration and delivery instructions with respect to the Certificate and the Supplemental Certificate, if any, to be delivered and the Certificate and Supplemental Certificate, if any, shall be registered as provided in Section 3.02 and delivered to the registered owners.

         The Owner Trustee shall keep, with the books and records of the Owner Trust, a register in book-entry form, of each Person owning an uncertificated interest in the Transferors' Interest.

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

         Section 3.05. Transfer of Transferors' Interest.

         (a) If the Transferors elect to have their interest in the Transferors' Interest evidenced by the Certificate, then the Transferors may surrender the Certificate to the Owner Trustee in exchange for a newly issued Certificate and one or more additional certificates (each a "Supplemental Certificate"), the terms of which shall be defined in a supplement to this Agreement, to be delivered to or upon the order of the Transferors (or the holder of a Supplemental Certificate, in the case of the transfer or exchange thereof, as provided below), upon satisfaction of the conditions set forth in clauses (i) and (ii) of subsection (b) below.

         (b) If the transferors elect to have their interest in the Transferors' Interest be in uncertificated form, then the Transferors may assign a portion of the Transferors Interest to another Person and direct that, with respect to the interest transferred (the "Supplemental Interest"), such Supplemental Interest be registered to the transferee in accordance with the requirements and subject to the satisfaction of the conditions set forth below in clauses (i) and (ii) of this subsection (b) and the Transferors shall instruct the Owner Trustee in writing to register such assignment and the issuance of the Supplemental Interest on the books and records of the Owner Trust.

         If any Seller elects to exchange or transfer all or a portion of its interest in the Transferors' Interest for a Supplemental Certificate or a Supplemental Interest in accordance with this Section 3.05, the following conditions must be satisfied:

                  (i) The Transferors shall have given written notice to each Rating Agency of such exchange;

                  (ii) if any Notes are outstanding that were characterized as debt at the time of their issuance, the Transferors shall have delivered to the Owner Trustee and each Rating Agency a Tax Opinion, dated the date of such exchange (or transfer or exchange as provided below), with respect thereto.

         Any Supplemental Certificate or Supplemental Interest may be transferred or exchanged only upon satisfaction of the conditions set forth in clause (ii) above in this subsection 3.05(b).

         Section 3.06. Restrictions on Transfer. To the fullest extent permitted by applicable law, the Certificate (or any interest therein) may not be sold, transferred, assigned, participated, pledged or otherwise disposed of to any Person except as provided in Section 3.05 of this Agreement; provided, however, that a Certificate (or any interest therein) may be sold, transferred, assigned, participated, pledged or otherwise disposed of if the transferor thereof has provided the Owner Trustee and the Indenture Trustee with a Tax Opinion relating to such sale, transfer, assignment, participation, pledge or other disposition.

         Section 3.07. Mutilated, Destroyed, Lost or Stolen Certificate. If (a) a mutilated Certificate shall be surrendered to the Owner Trustee, or if the Owner Trustee shall receive evidence to its satisfaction of the destruction, loss or theft of a Certificate and (b) there shall be delivered to the Owner Trustee such security or indemnity as may be required by it to save it harmless, then the Owner Trustee on behalf of the Owner Trust shall execute and the Owner Trustee, or the Owner Trustee's authenticating agent, shall authenticate and deliver, in exchange for or in lieu of the mutilated, destroyed, lost or stolen certificate, a new certificate. In connection with the issuance of any new Certificate under this Section 3.07, the Owner Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate certificate issued pursuant to this Section 3.07 shall constitute conclusive evidence of the ownership interest in the Owner

Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate or Supplemental Certificate shall be found at any time.

                                   ARTICLE IV

                            ACTIONS BY OWNER TRUSTEE

         Section 4.01. Prior Notice to Owner and Transferor with Respect to Certain Matters. With respect to the following matters, unless otherwise instructed by the Owners, the Owner Trustee shall not take action unless at least thirty (30) days before the taking of such action the Owner Trustee shall have notified the Owners of:

         (a) the initiation of any claim or lawsuit by the Owner Trust (other than an action to collect on the Owner Trust Estate) and the settlement of any action, claim or lawsuit brought by or against the Owner Trust (other than an action to collect on the Owner Trust Estate);

         (b) the election by the Owner Trust to file an amendment to the Certificate of Trust;

         (c) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is required;

         (d) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is not required and such amendment materially adversely affects the interest of the Owners;

         (e) the amendment, change or modification of the Administration Agreement, except to cure any ambiguity or to amend or supplement any provision in a manner that would not materially adversely affect the interests of the Owners; or

         (f) the appointment pursuant to the Indenture of a replacement or successor Note Registrar or Indenture Trustee, or the consent to the assignment by the Note Registrar or Indenture Trustee of its obligations under the Indenture.

         Section 4.02. Restrictions on Power. The Owner Trustee shall not be required to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Owner Trust or the Owner Trustee under any of the Transaction Documents or would be contrary to Section 2.03 and the Transferors shall not instruct the Owner Trustee to take any action that would be contrary to this Trust Agreement or any of the Transaction Documents and shall not instruct the Owner Trustee to refrain from taking any action which action, if not taken, would cause the Owner Trustee to violate the terms of this Trust Agreement or any of the Transaction Documents.

                                   ARTICLE V

                      AUTHORITY AND DUTIES OF OWNER TRUSTEE

         Section 5.01. General Authority. The Owner Trustee is authorized and directed to execute and deliver on behalf of the Owner Trust the Transaction Documents to which the Owner Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Transaction Documents to which the Owner Trust is to be a party, or any amendment thereto or other agreement, in each case, in such form as the Transferors shall approve as evidenced conclusively by the Owner Trustee's execution thereof and the Transferors' execution of the related documents. In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Owner Trust pursuant to the Transaction Documents. The Owner Trustee is further authorized from time to time to take such action as the Administrator directs in writing with respect to the Transaction Documents, except to the extent that the Transaction Documents expressly require the consent of the Transferors for such action.

         Section 5.02. General Duties. It shall be the duty of the Owner Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and the Transaction Documents and to administer the Owner Trust in the interest of the Owners, subject to the Transaction Documents and in accordance with the provisions of this Agreement. Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Transaction Documents to the extent the Administrator has agreed in the Administration Agreement or other Transaction Document to perform any act or to discharge any duty of the Owner Trustee or the Owner Trust under any Transaction Document, and the Owner Trustee shall not be liable for the default or failure of the Administrator to carry out its obligations under the Administration Agreement.

         Section 5.03. Action Upon Instruction. (a) The Owner Trustee shall not be required to take any action hereunder if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms of any Transaction Document to which it is a party or is otherwise contrary to law.

         (b) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of any Transaction Document, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Owner requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of the Owner received, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate written instruction within ten (10) days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with the Transaction Documents, as it shall deem to be in the best interest of the Transferors, and shall have no liability to any Person for such action or inaction.

         (c) In the event that the Owner Trustee is unsure as to the application of any provision of any Transaction Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Owner requesting written instruction and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received, the Owner Trustee shall not be liable, on account of such action or inaction, to any Person. If the Owner Trustee shall not have received appropriate written instruction within ten (10) days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with the Transaction Documents, as it shall deem to be in the best interest of the Owner, and shall have no liability to any Person for such action or inaction.

         Section 5.04. No Duties Except as Specified in this Agreement or in Instructions. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Owner Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trust is a party, except as expressly provided by the terms of the Transaction Documents or in any document or written instruction received by the Owner Trustee pursuant to
Section 5.03; and no implied duties or obligations shall be read into any Transaction Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any Securities and Exchange Commission filing for the Owner Trust or to record any Transaction Document. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Owner Trust Estate that result from actions by, or claims against, the Owner Trustee in its individual capacity that are not related to the ownership or the administration of the Owner Trust Estate.

         Section 5.05. No Action Except under Specified Documents or Instructions. The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Owner Trust Estate except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) in accordance with the Transaction Documents and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 5.03.

         Section 5.06. Restrictions. The Owner Trustee shall not take any action
(a) that is inconsistent with the purposes of the Owner Trust set forth in
Section 2.03 or (b) that, to the actual knowledge of a Responsible Officer of the Owner Trustee, would result in the Owner Trust's becoming taxable as a corporation for federal income tax purposes. The Owner shall not direct the Owner Trustee to take action that would violate the provisions of this Section.

                                   ARTICLE VI

                          CONCERNING THE OWNER TRUSTEE

         Section 6.01. Acceptance of Trusts and Duties. The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement. The Owner Trustee also agrees to disburse all moneys actually received by it constituting part of the Owner Trust Estate upon the terms of the Transaction Documents. The Owner Trustee shall not be answerable or accountable under any Transaction Document under any circumstances, except (i) for its own willful misconduct or gross negligence or (ii) in the case of the breach of any representation or warranty contained in Section 6.03 expressly made by the Owner Trustee in its individual capacity. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

         (a) the Owner Trustee shall not be liable for any error of judgment made by a Responsible Officer of the Owner Trustee;

         (b) the Owner Trustee shall not be liable with respect to any act or omission of the Administrator or action taken or omitted to be taken by it in accordance with the instructions of the Administrator or the Owners;

         (c) no provision of this Agreement shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder, if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

         (d) under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Transaction Documents, including the principal of and interest on the Notes;

         (e) the Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Transferors or for the form, character, genuineness, sufficiency, value or validity of any of the Owner Trust Estate or for or in respect of the validity or sufficiency of the Transaction Documents, other than the genuineness of the signature on the certificate of authentication on any Certificate, and the Owner Trustee shall in no event assume or incur any liability, duty, or obligation to any Noteholder or to the Owners, other than as expressly provided for herein;

         (f) the Owner Trustee shall not be liable for the default or misconduct of the Administrator or the Indenture Trustee under any of the Transaction Documents or otherwise, and the Owner Trustee shall have no obligation or liability to perform the obligations of the Owner Trust under the Transaction Documents that are required to be performed by the Administrator under the Administration Agreement or the Indenture Trustee under the Indenture;

         (g) the Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement, at the request, order or direction of the Owners, unless the Owners have offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of any such act; and

         (h) Notwithstanding anything contained herein to the contrary, the Owner Trustee shall not be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action will (i) require the registration with, licensing by or the taking of any other similar action in respect of, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware by or with respect to the Owner Trustee; (ii) result in any fee, tax or other governmental charge under the laws of any jurisdiction or any political subdivisions thereof in existence on the date hereof other than the State of Delaware becoming payable by the Owner Trustee; or (iii) subject the Owner Trustee to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by the Owner Trustee contemplated hereby. The Owner Trustee shall be entitled to obtain advice of counsel (which advice shall be an expense of the Transferors) to determine whether any action required to be taken pursuant to this Agreement results in the consequences described in clauses (i), (ii) and (iii) of the preceding sentence. In the event that said counsel advises the Owner Trustee that such action will result in such consequences, the Transferors shall appoint an additional trustee pursuant to Section 9.05 hereby to proceed with such action.

         Section 6.02. Furnishing of Documents. The Owner Trustee shall furnish to the Owners and the Indenture Trustee, promptly upon written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Transaction Documents.

         Section 6.03. Representations and Warranties. The Owner Trustee, in its individual capacity, hereby represents and warrants to Transferors that:

         (a) It is a Delaware banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

         (b) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

         (c) Neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under (i) its charter documents or by-laws or (ii) to its knowledge after reasonable investigation, any indenture, mortgage, contract, agreement or instrument to which it is a party, which default referred to in this clause (ii) would have a material adverse effect on the Owner Trustee's ability, in its individual capacity, to perform its obligations under this Agreement.

         Section 6.04. Reliance; Advice of Counsel. (a) The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond, or other document or paper believed by it to be genuine and believed, in good faith, by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence upon which it shall rely that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof conclusively rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

         (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement, the Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee with reasonable care, and (ii) may consult with counsel, accountants and other skilled persons to be selected with reasonable care and employed by it. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or written advice of any such counsel, accountants or other such persons.

         Section 6.05. Not Acting in Individual Capacity. Except as expressly provided in this Article VI, in accepting the trusts hereby created, Wilmington Trust Company acts solely as Owner Trustee hereunder and not in its individual capacity and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by any Transaction Document shall look only to the Owner Trust Estate for payment or satisfaction thereof.

         Section 6.06. Owner Trustee Not Liable for Certificate, Notes or Receivables. The recitals contained herein and in the Certificates (other than the genuineness of the signature and counter-signature of the Owner Trustee on the Certificates and its representations and warranties in Section 6.03) shall be taken as the statements of the Transferors, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, any other Transaction Document or the Certificates (other than the genuineness of the signature and counter-signature of the Owner Trustee on the Certificates), the Notes, or related documents. The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of the Receivables or the perfection and priority of any security interest in the Receivables or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust Estate or its ability to generate the payments to be distributed to the Noteholders under the Indenture, including, without limitation: the existence, condition and ownership of the Receivables; the existence and contents of the Receivables on any computer or other record thereof; the validity of the assignment of the Receivables to the Trust or of any intervening assignment; the completeness of the Receivables; the performance or enforcement of the Receivables; the compliance by the Transferors with any warranty or representation made under any Transaction Document or in any related document or the accuracy of any such warranty or representation or any action of the Administrator, the Servicer or the Indenture Trustee taken in the name of the Owner Trustee.

         Section 6.07. Owner Trustee May Own Notes. The Owner Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may deal with the Transferor, the Administrator and the Indenture Trustee in banking transactions with the same rights as it would have if it were not Owner Trustee.

                                  ARTICLE VII

                          COMPENSATION OF OWNER TRUSTEE

         Section 7.01. Owner Trustee's Fees and Expenses. The Owner Trustee shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between the Transferors and the Owner Trustee, and the Owner Trustee shall be entitled to be reimbursed by the Transferors for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder; provided, however, that the Owner Trustee's right to enforce such obligation shall be subject to the provisions of Section 10.08.

         Section 7.02. Indemnification. To the fullest extent permitted by law, the Transferors shall be liable as primary obligors for, and shall indemnify the Owner Trustee and its successors, assigns, agents and servants (collectively, the "Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by, or asserted against the Owner Trustee or any Indemnified Party in any way relating to or arising out of the Transaction Documents, the Owner Trust Estate, the acceptance and administration of the Owner Trust Estate or the action or inaction of the Owner Trustee hereunder; provided that the Transferors shall not be liable for or required to indemnify any Indemnified Party from and against Expenses arising or resulting from any of the matters described in the third sentence of Section 6.01; provided further that the Transferors shall not be liable for or required to indemnify an Indemnified Party from and against expenses arising or resulting from (i) the Indemnified Party's own willful misconduct, bad faith or gross negligence, or (ii) the inaccuracy of any representation or warranty contained in Section 6.03 made by the Indemnified Party. The Owner Trustee's right to enforce such obligation shall be subject to the provisions of Section 10.08. The indemnities contained in this Section 7.02 shall survive the resignation or termination of the Owner Trustee or the termination of this Agreement. In the event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section 7.02, the Owner Trustee's choice of legal counsel shall be subject to the approval of the Transferor, which approval shall not be unreasonably withheld.

         Section 7.03. Payments to the Owner Trustee. Any amounts paid to the Owner Trustee pursuant to this Article VII shall be deemed not to be a part of the Owner Trust Estate immediately after such payment.

                                  ARTICLE VIII

                         TERMINATION OF TRUST AGREEMENT

         Section 8.01. Termination of Trust Agreement. (a) The Owner Trust shall dissolve upon the final distribution by the Owner Trustee of all moneys or other property or proceeds of the Owner Trust Estate in accordance with the Business Trust Statute and the terms of the Indenture and the Transfer and Servicing Agreement. Any money or other property held as part of the Owner Trust Estate following such distribution shall be distributed to the holders of the Transferors' Interest. The bankruptcy, liquidation, dissolution, termination, death or incapacity of an Owner shall not (x) operate to terminate this Agreement or the Owner Trust, or (y) entitle the Owner's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Owner Trust or Owner Trust Estate or (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

         (b) Except as provided in subsection 8.01(a), the Transferors shall not be entitled to revoke or terminate the Owner Trust.

         (c) Upon the completion of the winding up of the Owner Trust in accordance with the Business Trust Statute, the Owner Trustee shall cause the Certificate of Trust to be canceled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810 of the Business Trust Statute and thereupon the Owner Trust and this Agreement (other than Article VII) shall terminate.

                                   ARTICLE IX

             SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

         Section 9.01. Eligibility Requirements for Owner Trustee. The Owner Trustee shall at all times be a corporation satisfying the provisions of Section 3807(a) of the Business Trust Statute; authorized to exercise corporate trust powers; having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authorities; and having (or having a parent which has) a rating of at least BBB- by Standard & Poor's and, if rated by Fitch, at least BBB- by Fitch, or otherwise satisfactory to each Rating Agency. If such corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 9.02.

         Section 9.02. Resignation or Removal of Owner Trustee. The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Administrator; provided, however, that such resignation and discharge shall only be effective upon the appointment of a successor Owner Trustee. Upon receiving such notice of resignation, the Administrator shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner

Trustee. If no successor Owner Trustee shall have been so appointed and have accepted appointment within thirty (30) days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

         If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 9.01 and shall fail to resign after written request therefor by the Administrator, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or if at any time the Owner Trustee shall have breached any representation or warranty contained in subsection 6.03(c)(ii), then the Administrator may, but shall not be required to, remove the Owner Trustee. If the Administrator shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Administrator shall promptly (i) appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee and (ii) pay all fees owed to the outgoing Owner Trustee.

         Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section 9.02 shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 9.03 and payment of all fees and expenses owed to the outgoing Owner Trustee. The Administrator shall provide notice of such resignation or removal of the Owner Trustee to each Rating Agency.

         Section 9.03. Successor Owner Trustee. Any successor Owner Trustee appointed pursuant to Section 9.02 shall execute, acknowledge and deliver to the Administrator and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties, and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement; and the Administrator and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties, and obligations.

         No successor Owner Trustee shall accept appointment as provided in this
Section 9.03 unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 9.01.

         Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section 9.03, the Administrator shall mail notice of such acceptance of appointment including the name of such successor Owner Trustee to the Transferors, the Indenture Trustee, the Noteholders and each Note Rating Agency. If the Administrator shall fail to mail such notice within ten (10) days after acceptance of appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Administrator.

         Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section 9.03 such successor Owner Trustee shall file an amendment to the Certificate of Trust with the Secretary of State reflecting the name and principal place of business of such successor Owner Trustee in the State of Delaware.

         Section 9.04. Merger or Consolidation of Owner Trustee. Notwithstanding anything herein to the contrary, any corporation into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder (provided that such corporation shall meet the eligibility requirements set forth in Section 9.01), without the execution or filing of any instrument or any further act on the part of any of the parties hereto; provided further that (a) the Owner Trustee shall mail notice of such merger or consolidation to each Note Rating Agency and (b) the Owner Trustee shall file any necessary amendments to the Certificate of Trust with the Secretary of State.

         Section 9.05. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Owner Trust Estate may at the time be located, the Administrator and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by each of the Administrator and the Owner Trustee to act as co-trustee, jointly with the Owner Trustee, or separate trustee or separate trustees, of all or any part of the Owner Trust Estate, and to vest in such Person, in such capacity, such title to the Owner Trust, or any part thereof, and, subject to the other provisions of this Section 9.05, such powers, duties, obligations, rights and trusts as the Administrator and the Owner Trustee may consider necessary or desirable. If the Administrator shall not have joined in such appointment within fifteen (15) days after the receipt by it of a request so to do, the Owner Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 9.01 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 9.03.

         Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) all rights, powers, duties, and obligations conferred or imposed upon the Owner Trustee shall be conferred or imposed upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties, and obligations (including the holding of title to the Owner Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

                  (ii) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

                  (iii) the Administrator and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

         Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Administrator.

         Any separate trustee or co-trustee may at any time appoint the Owner Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                                   ARTICLE X

                                  MISCELLANEOUS

         Section 10.01. Supplements and Amendments. This Agreement may be amended from time to time, by a written amendment duly executed and delivered by the Transferors and the Owner Trustee, with the written consent of the Indenture Trustee, but without the consent of any of the Noteholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders; provided, however, that the Rating Agency Condition must be satisfied with respect to such action and provided, further, such amendment will not (i) as evidenced by an Officer's Certificate of each Transferor addressed and delivered to the Owner Trustee and the Indenture Trustee, materially and adversely affect the interest of any Noteholder or the Owners and (ii) as evidenced by an Opinion of Counsel addressed and delivered to the Owner Trustee and the Indenture Trustee, cause the Owner Trust to be classified as an association (or a publicly traded partnership) taxable as a corporation for federal income tax purposes.

         This Agreement may also be amended from time to time by a written amendment duly executed and delivered by the Transferors and the Owner Trustee, with prior written notice to each Rating Agency, with the consent of the Indenture Trustee and the consent of the Holders of not less than a majority of the Outstanding Amount of the Notes, by act of such Holders delivered to the Owner Trustee, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders; provided, however, that without the consent of all Noteholders, no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of distributions that are required to be made for the benefit of the Noteholders or
(b) reduce the aforesaid percentage of the Outstanding Amount of the Notes, the Holders of which are required to consent to any such amendment.

         Promptly after the execution of any such amendment or consent, the Administrator shall furnish written notification of the substance of such amendment or consent to the Indenture Trustee and each Rating Agency.

         It shall not be necessary for the consent of the Noteholders pursuant to this Section 10.01 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

         Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

         The Owner Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Officer's Certificate of the Transferors or the Administrator to the effect that the conditions to such amendment have been satisfied. The Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee's own rights, duties or immunities under this Agreement or otherwise.

         Section 10.02. No Legal Title to Owner Trust Estate in Transferors. Neither the Transferors nor the Owners shall not have legal title to any part of the Owner Trust Estate. No transfer, by operation of law or otherwise, of any right, title, and interest of the Transferors or Owners to and in their beneficial interest in the Owner Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate.

         Section 10.03. Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the Owner Trustee, the Transferors, the Owners, the Administrator and, to the extent expressly provided herein, the Indenture Trustee and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

         Section 10.04. Notices. Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and shall be deemed given upon receipt by the intended recipient or three Business Days after mailing if mailed by certified mail, postage prepaid (except that notice to the Owner Trustee or Indenture Trustee shall be deemed given only upon actual receipt by the Owner Trustee or Indenture Trustee), if to the Owner Trustee, addressed to the Corporate Trust Office; if to the Indenture Trustee, addressed to U.S. Bank Trust National Association, 180 East Fifth Street, 2nd Floor, St. Paul, Minnesota 55101, Attention: Corporation Trust, if to the Transferors, addressed to Conseco Bank, Inc., 2825 E. Cottonwood Parkway, Suite 230, Salt Lake City, Utah 84121 and Conseco Finance Credit Card Funding Corp., 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota 55102 or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

         Section 10.05. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 10.06. Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 10.07. Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Transferors and the Owner Trustee and its successors all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by the Transferors shall bind the successors and assigns of the Transferors.

         Section 10.08. Nonpetition Covenants. Notwithstanding any prior termination of the Trust or this Agreement, the Owner Trustee (not in its individual capacity) shall not at any time with respect to the Trust or the Transferors, acquiesce, petition or otherwise invoke or cause the Trust or the Transferors to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Trust or the Transferors under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, conservator, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust or the Transferors or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Trust or the Transferors; provided, however, that this
Section 10.08 shall not operate to preclude any remedy described in Article V of the Indenture.

         Section 10.09. No Recourse. The Owners by accepting the Certificate or Certificates or uncertified interest in the Transferors' Interest, acknowledge that such Certificate or interest does not represent an interest in or obligation of the Transferor, the Administrator, the Owner Trustee, the Indenture Trustee or any Affiliate thereof, and no recourse may be had against such parties or their assets, or against the assets pledged under the Indenture, except as expressly provided in the Transaction Documents.

         Section 10.10. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         Section 10.11. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 10.12. Transferor Payment Obligation. The Transferors shall be responsible for payment of the Administrator's fees under the Administration Agreement (to the extent not paid pursuant to Section 3.02 of the Administration Agreement) and shall reimburse the Administrator for all expenses and liabilities of the Administrator incurred thereunder.

         Section 10.13. Acceptance of Terms of Agreement. THE RECEIPT AND ACCEPTANCE OF THE CERTIFICATE BY THE TRANSFERORS, WITHOUT ANY SIGNATURE OR FURTHER MANIFESTATION OF ASSENT, SHALL CONSTITUTE THE UNCONDITIONAL ACCEPTANCE BY THE TRANSFERORS OF ALL THE TERMS AND PROVISIONS OF THIS AGREEMENT, AND SHALL CONSTITUTE THE AGREEMENT OF THE TRUST THAT THE TERMS AND PROVISIONS OF THIS AGREEMENT SHALL BE BINDING, OPERATIVE AND EFFECTIVE AS BETWEEN THE OWNER TRUST AND THE TRANSFERORS.

         Section 10.14. Integration of Documents. This Agreement constitutes the entire agreement of the parties hereto and thereto with respect to the subject matter hereof and thereof and supersedes all prior agreements relating to the subject matter hereof and thereof.

                           [Signature Page to Follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

                                     WILMINGTON TRUST COMPANY,
                                     as Owner Trustee

                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     CONSECO BANK, INC.,
                                     as Transferor

                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     CONSECO FINANCE CREDIT CARD FUNDING CORP., as Transferor

                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


              [Signature Page to Conseco Private Label Credit Card
                       Master Note Trust Trust Agreement]

                                                                     EXHIBIT A-1

TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THIS CERTIFICATE (OR ANY INTEREST HEREIN) MAY NOT BE TRANSFERRED BY THE TRANSFERORS TO ANY PERSON EXCEPT AS SPECIFICALLY PROVIDED IN THE TRUST AGREEMENT.

               CONSECO PRIVATE LABEL CREDIT CARD MASTER NOTE TRUST

                                OWNER CERTIFICATE

R-1

(This Certificate does not represent an interest in or obligation of Conseco Bank, Inc. or Conseco Finance Credit Card Funding Corp., or any of its affiliates, except to the extent described below.)

         THIS CERTIFIES THAT Conseco Bank, Inc. and Conseco Finance Credit Card Funding Corp. are the registered Owners of the Conseco Private Label Credit Card Master Note Trust (the "Owner Trust").

         The Owner Trust was created pursuant to (i) the filing of the Certificate of Trust with the Secretary of State of the State of Delaware and
(ii) the Conseco Private Label Credit Card Master Note Trust Amended and RestatedTrust Agreement, dated as of May __, 2001 (the "Trust Agreement"), among Conseco Bank, Inc. and Conseco Finance Credit Card Funding Corp. (collectively, the "Transferors") and Wilmington Trust Company, as owner trustee (the "Owner Trustee"). To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Trust Agreement including as specified in subsection 1.02(a).

         This Certificate is the duly authorized Certificate evidencing a beneficial interest in the Owner Trust (herein called the "Certificate"). This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Transferors by virtue of the acceptance hereof assent and by which the Transferors are bound. The notes are issued under the Master Indenture, dated as of May __, 2001, among the Owner Trust, U.S. Bank Trust National Association, the indenture trustee and Conseco Bank, Inc., as Servicer.

         Notwithstanding any prior termination of the Owner Trust or the Trust Agreement, the Transferors, by their acceptance of this Certificate, covenant and agree that they shall not at any time with respect to the Owner Trust acquiesce, petition or otherwise invoke or cause the Owner Trust to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Owner Trust, under any federal or state bankruptcy, insolvency or other similar law now or hereafter in effect or appointing a receiver, conservator, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Owner Trust or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Owner Trust.

         Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, by manual signature, this Certificate shall not entitle the Holder hereof to any benefit under the Trust Agreement or any Transaction Document or be valid for any purpose.

         THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE OWNER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         IN WITNESS WHEREOF, the Owner Trust has caused this Certificate to be duly executed.

                              CONSECO PRIVATE LABEL CREDIT CARD
                              MASTER NOTE TRUST

                              By: WILMINGTON TRUST COMPANY,
                                    not in its individual capacity but solely as
                                    Owner Trustee

Dated: May __, 2001           By: ________________________________
                                  Name:
                                  Title:

                          CERTIFICATE OF AUTHENTICATION

         This is the Certificate referred to in the within-mentioned Trust Agreement.

                                        WILMINGTON TRUST COMPANY,
                                        not in its individual capacity but
                                        solely as Owner Trustee

                                        By:
                                           ------------------------------------
                                           Authorized Signatory

                                         or

                                        WILMINGTON TRUST COMPANY,
                                        not in its individual capacity but
                                        solely as Owner Trustee

                                        By:
                                           ------------------------------------
                                           Authenticating Agent

                                        By:
                                           ------------------------------------
                                           Authorized Signatory

                                                          ANNEX 1 TO EXHIBIT A-2

Registered Owner and address:





Tax Identification Number:

                       [FORM OF SUPPLEMENTAL CERTIFICATE]

                                                                     EXHIBIT A-2

TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THIS CERTIFICATE (OR ANY INTEREST HEREIN) MAY NOT BE TRANSFERRED BY THE HOLDER TO ANY PERSON EXCEPT AS SPECIFICALLY PROVIDED IN THE TRUST AGREEMENT.

               CONSECO PRIVATE LABEL CREDIT CARD MASTER NOTE TRUST

                                OWNER CERTIFICATE

R-1

(This Certificate does not represent an interest in or obligation of Conseco Bank, Inc. or Conseco Finance Credit Card Funding Corp., or any of its affiliates, except to the extent described below.)

         THIS CERTIFIES THAT ____________________________________ is the
registered Owner of an ownership interest in the Conseco Private Label Credit Card Master Note Trust (the "Owner Trust").

         The Owner Trust was created pursuant to (i) the filing of the Certificate of Trust with the Secretary of State of the State of Delaware and
(ii) the Conseco Private Label Credit Card Master Note Trust Amended and Restated Trust Agreement, dated as of May __, 2001 (the "Trust Agreement"), between Conseco Bank, Inc. and Conseco Finance Credit Card Funding Corp. (collectively, the "Transferors") and Wilmington Trust Company, as owner trustee (the "Owner Trustee"). To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Trust Agreement including as specified in subsection 1.02(a).

         This Certificate is a duly authorized Supplemental Certificate, as described in the Trust Agreement, evidencing a beneficial interest in the Owner Trust (herein called the "Certificate"). This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder by virtue of the acceptance hereof assent and by which the Holder is bound. The notes are issued under the Master Indenture, dated as of May __, 2001, among the Owner Trust, U.S. Bank Trust National Association, the indenture trustee and Conseco Bank, Inc., as servicer.

         Notwithstanding any prior termination of the Owner Trust or the Trust Agreement, the Holder, by its acceptance of this Certificate, covenants and agrees that it shall not at any time with respect to the Owner Trust acquiesce, petition or otherwise invoke or cause the Owner Trust to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Owner Trust, under any federal or state bankruptcy, insolvency or other similar law now or hereafter in effect or appointing a receiver, conservator, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Owner Trust or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Owner Trust.

         Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, by manual signature, this Certificate shall not entitle the Holder hereof to any benefit under the Trust Agreement or any Transaction Document or be valid for any purpose.

         THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE OWNER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         IN WITNESS WHEREOF, the Owner Trust has caused this Certificate to be duly executed.

                                CONSECO PRIVATE LABEL CREDIT CARD
                                MASTER NOTE TRUST

                                By: WILMINGTON TRUST COMPANY,
                                    not in its individual capacity but solely as
                                    Owner Trustee

Dated: [o], 2001                By: ____________________________________________
                                    Name:
                                    Title:

                          CERTIFICATE OF AUTHENTICATION

         This is a Supplemental Certificate referred to in the within-mentioned Trust Agreement.

                                          WILMINGTON TRUST COMPANY,
                                          not in its individual capacity but
                                          solely as Owner Trustee

                                          By:
                                             -----------------------------------
                                             Authorized Signatory

                                           or

                                          WILMINGTON TRUST COMPANY,
                                          not in its individual capacity but
                                          solely as Owner Trustee

                                          By:
                                             -----------------------------------
                                             Authenticating Agent

                                          By:
                                             -----------------------------------
                                             Authorized Signatory

                                                          ANNEX 1 TO EXHIBIT A-2

Registered Owner and address:





Tax Identification Number: